EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1998 relating to the financial statements, which appears in ONTRACK Data International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                       /s/ PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
September 27, 1999